SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 30, 2002

(Date of earliest event reported)

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois	60007
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (847) 700-4000

Not Applicable

(Former name or former address, if changed since last report)

UNITED AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-21220	36-2675206
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois	60007
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (847) 700-4000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 4.           Changes in Registrant's Certifying Accountant.

          On April 30, 2002, the UAL Corporation ("UAL") determined for itself and on behalf of its subsidiary, United Air Lines, Inc. ("United"), to dismiss its independent auditors, Arthur Andersen LLP ("Arthur Andersen"), and to engage Deloitte & Touche LLP to serve as its new independent auditors for 2002. The change in auditors will become effective June 1, 2002. This determination was recommended by UAL's Audit Committee and approved by UAL's Board of Directors.

          Arthur Andersen's reports on UAL's and United's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

          During the years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and the date of this Form 8-K, there were no disagreements between UAL or United and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

          UAL has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 2, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, neither UAL nor United nor anyone acting on their behalf consulted Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on UAL or United's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.          Financial Statements and Exhibits.

                  (c)  Exhibits.

     Exhibit Number       Description

           16                       Letter from Arthur Andersen LLP regarding change in certifying accountant

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Frederic F. Brace
Name:	Frederic F. Brace
Title:	Senior Vice President and
Chief Financial Officer

UNITED AIR LINES, INC.

By:	/s/ Frederic F. Brace
Name:	Frederic F. Brace
Title:	Senior Vice President and
Chief Financial Officer

Dated:  April 30, 2002